UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 6, 2020

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of principal executive offices)

(414) 259-5333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act*:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	BGGSQ	N/A

* On August 4, 2020, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by the New York Stock Exchange.  The registrant’s common stock trades on the OTC Pink Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on July 20, 2020, Briggs & Stratton Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for Eastern District of Missouri (the “Bankruptcy Court”).

As previously disclosed in a Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on October 13, 2020, on October 9, 2020, the Debtors filed the Joint Chapter 11 Plan of In re Briggs & Stratton Corporation and Its Affiliated Debtors and the related disclosure statement (the “Initial Disclosure Statement”). On November 6, 2020, the Debtors filed the Amended Joint Chapter 11 Plan of In re Briggs & Stratton Corporation and Its Affiliated Debtors (the “Amended Plan”) and an amended disclosure statement (the “Amended Disclosure Statement”) describing the Amended Plan and the procedures for the solicitation of votes to approve the same from certain of the Debtors’ creditors. Among other things, the Amended Plan reflects narrow exceptions to the release and exculpation provisions at the request of certain governmental entities and clarifying changes to the treatment of insured claims and rights of insurance companies that provide coverage to the Debtors.   In addition, the Amended Disclosure Statement includes, among other things, additional disclosures regarding the Pension Benefit Guarantee Corporation’s claims, the Debtors’ insurance coverage, and an updated recovery analysis and liquidation analysis.

On November 9, 2020, the Bankruptcy Court approved the Amended Disclosure Statement, subject to certain minor clarifying changes and corrections noted on the record at the hearing.  Accordingly, the Debtors intend to proceed expeditiously to commence the mailing of ballots and other solicitation materials (the “Solicitation Materials”) concerning the Amended Plan. There can be no assurance that the Debtors’ stakeholders will accept the Amended Plan or that the Bankruptcy Court will confirm the Amended Plan.

The Amended Plan and Amended Disclosure Statement, as well as Bankruptcy Court filings and other information related to the Chapter 11 Cases, are or will be available at a website administered by the Company’s noticing and claims agent, Kurtzman Carson Consultants LLC, at http://www.kccllc.net/Briggs. The Solicitation Materials will also be available at http://www.kccllc.net/Briggs. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan.

Information contained in the Amended Plan and the Amended Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Amended Plan or the Amended Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. The foregoing description of the Amended Plan and Amended Disclosure Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan and the Amended Disclosure Statement, copies of which are filed as Exhibit 99.1 and 99.2 hereto and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Company expects that equity holders will experience a complete loss of their investment and therefore cautions against trading in the Company’s equity securities.

Cautionary Statement on Forward-Looking Statements

Various statements in this Current Report on Form 8-K, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the terms of and potential transactions contemplated by the Amended Plan and Amended Disclosure Statement, including the timing of the filing by the Company of a Form 15 with the SEC, the anticipated mailing date of the Solicitation Materials, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the duration of the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, and the Company’s ability to realize proceeds from remaining assets; risks related to the trading of the Company’s common stock on the OTC Pink Market, particularly because the Amended Plan provides that there will not be sufficient funds or other assets to allow holders of the Company’s common stock to receive any distribution of value in respect of their equity interests; risks relating to the Company’s ability to obtain the requisite vote of creditors to approve the Amended Plan or Bankruptcy Court confirmation of the Amended Plan; the uncertainty as to when or whether the effective date of the Amended Plan will occur as currently expected by the Company; and the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the Bankruptcy Code; as well as other risk factors set forth in the Amended Disclosure Statement included as Exhibit 99.2 to this Current Report on Form 8-K. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.	The exhibit listed in the Exhibit Index below is filed as part of this report.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended Joint Chapter 11 Plan of Briggs & Stratton Corporation and Its Affiliated Debtors, dated November 6, 2020.

99.2	Amended Disclosure Statement for Joint Chapter 11 Plan of Briggs & Stratton Corporation and Its Affiliated Debtors, dated November 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION

Date: November 9, 2020	By:	/s/ Kathryn M. Buono
Kathryn M. Buono
Vice President & Secretary